                               PROMISSORY NOTE
------------------------------------------------------------------------------------------
Principal   Loan Date  Maturity   Loan No.    Call/Coll  Account    Officer    Initials
------------------------------------------------------------------------------------------
$300,000.00 10-20-2005 03-14-2006   11599                            10009
------------------------------------------------------------------------------------------
 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
     Any item above containing "***" has been omitted due to text length limitations.

Borrower: Pro Uro Care. Inc.                     Lender:  Venture Bank
          One Carlson Parkway. Suite 124                  5601 Green Valley Drive, Suite 120
          Plymouth, MN 55447                              Bloomington, MN 55437
=============================================================================================
 Principal Amount: $300,000.00   Interest Rate: 8.750%       Date of Note: October 20, 2005

   PROMISE TO PAY. Pro Uro Care, Inc. ("Borrower") promises to pay to Venture Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Hundred Thousand & 00/100 Dollars ($300,000.00), together with Interest at the rate of 8.750% per annum on the unpaid principal balance from October 20, 2005, until paid in full.

   PAYMENT. Borrower will pay this loan In one principal payment of $300,000.00 plus interest on March 14, 2006. This payment due on March 14, 2006, will be for all principal and a11 accrued interest not yet paid. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 14, 2005, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest, then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

   PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except far the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Venture Bank, 5601 Green Valley Drive Bloomington, MN 55437.

   LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

   INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note 4.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law.

   DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      Payment Default. Borrower fails to make any payment when due under this Note.

      Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or band for the dispute.

      Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

      Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

      Adverse  Change.   A  material   adverse  change  occurs  in  Borrower's
      financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

      Insecurity. Lender in good faith believes itself insecure.

      Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen
      (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

   LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest

                               PROMISSORY NOTE
     Loan No: 11599              (Continued)                             Page 2
================================================================================

     immediately due, and then Borrower will pay that amount.

     ATTORNEYS' FEES, EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

     GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to Its conflicts of law provisions. This Note has been accepted by Lender in the State of Minnesota.

     RIGHT OF SETOFF.  To the  extent  permitted  by  applicable  law,  Lender reserves  a right  of  setoff  in all  Borrower's  accounts  with  Lender
     (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

     COLLATERAL. Borrower acknowledges this Note is secured by All Business Assets per Commercial Security Agreement dated 3/31/05. A Commercial Guaranty signed by Adrian T. Johnson dated 10/20/05. A Commercial Guaranty signed by Ronald S. Musich dated 10/20/05.

     PRIOR NOTE. This note amends and restates the note dated 3/31/05 in the original amount of $100,000.00 given by Pro Uro Care, Inc. to Venture Bank and is not intended to discharge the indebtedness evidenced by such other note.

     SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

     GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. In addition, Lender shall have all the rights and remedies provided in the related documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect Lender's right to declare a default and to exercise its rights and remedies. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

     SECTION DISCLOSURE. To the extent not preempted by federal law, this loan is made under Minnesota Statutes, Section 47.59.


     PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

     BORROWER  ACKNOWLEDGES  RECEIPT OF A  COMPLETED  COPY OF THIS  PROMISSORY
     NOTE.

     BORROWER:


     PRO URO CARE, INC.


     By:  /s/ Maurice R. Taylor II
        ----------------------------------------------
       Maurice R. Taylor II, Chairman & CEO of Pro Uro
       Care, Inc.